Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill Disclosure [Abstract]
Goodwill Disclosure [Text Block]
11.	Goodwill:

A continuity of goodwill is as follows:
	December 31, 2013	December 31, 2012

Balance, beginning of period:	$56,879	$55,814
Acquisition of BAF (note 4(a))	18,542	-
Impairment losses	(34,964)	-
Impact of foreign exchange changes	1,043	1,065

Balance, end of period	$41,500	$56,879

An assessment of the carrying value of goodwill was conducted as of November 30, 2013.  Based on the Company’s assessment, it was determined that the carrying amount of goodwill exceeded the implied fair value of goodwill by $34,964.

A goodwill impairment loss of $30,067 and $4,897 was recorded in the Applied Technologies segment and the On-Road Systems segment, respectively, for the year ended December 31, 2013.  The fair value of the reporting units was determined using the present value of expected future cash flows discounted at a rate equivalent to a market participant’s weighted-average cost of capital.  The estimates and assumptions regarding expected future cash flows and the appropriate discount rates are in part based upon historical experience, financial forecasts and industry trends and conditions.

In the Applied Technologies segment, the goodwill impairment charge was driven by the adverse economic climate in Europe and other geographic markets and lower than anticipated revenues. In the On-Road Systems segment, the goodwill impairment charge was driven by a significant loss of revenue from lower than expected adoption rate of natural gas vehicles.